                                                                    EXHIBIT 10.2

                    SECOND-TIER LICENCE TO SUPPLY ELECTRICITY


                                     - for -


                         Yorkshire Electricity Group plc

                                      NOTE


                       The licenceholder is subject to the
                      environmental obligations set out in
                     Schedule 9 (Preservation of Amenity and
                     Fisheries) of the Electricity Act 1989




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

                                TABLE OF CONTENTS

                                                                            Page

PART I:   TERMS OF THE LICENCE

PART II:  THE CONDITIONS

1.     Interpretation.                                                        2

2.     Restriction on supply to certain premises.                            16

3.     Connection and use of system - requirement
       to offer terms.                                                       21

3A.    Connection and use of system - functions
       of the Director.                                                      27

4.     Compliance with the Grid Code.                                        29

5.     Compliance with Distribution Codes.                                   30

6.     Pooling and Settlement Agreement.                                     31

7.     Licensee's system planning.                                           32

8.     Generation security standard.                                         33

9.     Security arrangements.                                                38

10.    Health and safety of employees.                                       39

11.    Provision of information to the Director.                             40

12.    Payment of fees.                                                      42

SCHEDULE 1:    Specified premises                                            44

SCHEDULE 2:    Terms as to revocation                                        45


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

                    SECOND-TIER LICENCE TO SUPPLY ELECTRICITY

                          PART I: TERMS OF THE LICENCE

1. The Director General of Electricity Supply in accordance with a general authority given by the Secretary of State under Sections 6(1) and (2) of the Electricity Act 1989 (hereinafter referred to as "the Act") and in exercise of the powers conferred by Section 6(2)(a), Section 6(6), and
     Section 7 of the Act hereby licenses Yorkshire Electricity Group plc (registered in England under number 2366995) to supply electricity to the premises specified in Schedule 1 below during the period specified in paragraph 3 below, subject to the Conditions set out in Part II below (hereinafter referred to as the "Conditions") .

2. The Conditions are subject to modification or amendment in accordance with their terms or with Sections 11, 14 or 15 of the Act. The licence is further subject to the terms as o revocation specified in Schedule 2.

3. This licence shall come into force on 8th June 1990 and unless revoked in accordance with the provisions of Schedule 2 shall continue until determined by not less than 25 years' notice in writing given by the Director General of Electricity Supply to the licensee, such notice not to be served earlier than a date being 10 years after the licence comes into force .






8th June 1990                 Director General of Electricity Supply

                             PART II: THE CONDITIONS

                           Condition 1: Interpretation

1. Unless the contrary intention appears, words and expressions used in the Conditions shall be construed as if they were in an Act of Parliament and the Interpretation Act 1978 applied to them and references to an enactment shall include any statutory modification or re-enactment thereof after the date when this licence comes into force.

2. Any word or expression defined for the purposes of any provision of Part I of the Act shall, unless the contrary intention appears, have the same meaning when used in the Conditions.

3.   In the Conditions unless the context otherwise requires:

          "affiliate"                        in relation to the licensee or any
                                             person means any holding company or
                                             subsidiary of the licensee or such
                                             person or any subsidiary of a
                                             holding company of the licensee or
                                             such person, in each case within
                                             the meaning of Sections 736, 736A
                                             and 736B of the Companies Act 1985
                                             as substituted by Section 144 of
                                             the Companies Act 1989 and if that
                                             section is not in force at the date
                                             of grant of this licence as if such
                                             section were in force at such date.

          "authorised"                       in relation to any business or
                                             activity means authorised by
                                             licence granted under Section 6 or
                                             exemption granted under Section 5
                                             of the Act.

          "authorised electricity operator"  means any person(other than the licensee) who is authorised to
                                             generate, transmit or supply
                                             electricity and for the purposes of
                                             Conditions 3 and 3A shall include
                                             any person who has made application
                                             to be so authorised which
                                             application has not been refused
                                             and any person transferring
                                             electricity to or from England and
                                             Wales across an interconnector or
                                             who has made application for use of
                                             interconnector which has not been
                                             refused .

          " connection and use               means an agreement under which the
          of system agreement"               licensee agrees to provide to any
                                             person a connection or connections
                                             or a modification to an existing
                                             connection to the licensee's system
                                             and/or to any authorised
                                             electricity operator, use of system
                                             to transport


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

                                             electricity on such system, as more
                                             fully described in Condition 3.

          "designated"                       in relation to any agreement or
                                             arrangement or code or proposal
                                             therefor means designated by the
                                             Secretary of State or on his behalf
                                             by such means as he may consider
                                             appropriate whether for the
                                             purposes of any Condition of this
                                             licence or otherwise, but so that
                                             an agreement or arrangement or code
                                             or proposal therefor so designated
                                             may at the discretion of the
                                             Secretary of State cease to be
                                             designated if amended or modified
                                             in any material respect.

          "Distribution Code"                means in relation to any public
                                             electricity supplier the
                                             Distribution Code required to be
                                             drawn up by such supplier and
                                             approved by the Director as from
                                             time to time revised with the
                                             approval of the Director.

          "distribution system "             means the system consisting (wholly
                                             or mainly) of electric lines owned
                                             or operated by any


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                                             authorised electricity operator and
                                             used for the distribution of
                                             electricity from grid supply points
                                             or generation sets or other entry
                                             points to the point of delivery to
                                             customers, and includes any remote
                                             transmission assets operated by
                                             such authorised electricity
                                             operator and any electrical plant
                                             and meters owned or operated by the
                                             authorised electricity operator in
                                             connection with the distribution of
                                             electricity, but shall not include
                                             any part of the transmission
                                             system.

          "equivalent megawatt"              in circumstances where demand is
                                             only measured in megavolt amperes
                                             means megavolt amperes converted
                                             into megawatts using for this
                                             purpose a power factor of 0.9
                                             megawatts per megavolt ampere or
                                             such other factor as may with the
                                             approval of the Director be taken
                                             as being appropriate having regard
                                             to electrical characteristics of
                                             the supply, and cognate expressions
                                             shall be construed accordingly.

          "Fuel Security Code"               means the document of that title
                                             designated as such by the Secretary
                                             of State as from time to time
                                             amended.


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

          "generation set"                   means any plant or apparatus for
                                             the production of electricity and
                                             shall where appropriate include a
                                             generating station comprising more
                                             than one generation set.

          "Grid Code"                        means the Grid Code required to be
                                             drawn up by the Transmission
                                             Company and approved by the
                                             Director as from time to time
                                             revised with the approval of the
                                             Director.

          "grid supply point"                means any point where electricity
                                             is delivered to the licensee's
                                             system or to the distribution
                                             system of any authorised
                                             electricity operator from the
                                             transmission system.

          "interconnectors"                  means the electric lines and
                                             electrical plant and meters owned
                                             or operated by the Transmission
                                             Company solely for the transfer of
                                             electricity to or from the
                                             transmission system into or out of
                                             England and Wales.

          "licensee"                         means Yorkshire Electricity Group
                                             plc and (where the context so
                                             requires) shall include any


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

                                             business in respect of which the
                                             licensee is the successor company.

          "licensee's system"                means the electric lines owned or
                                             operated by the licensee for the
                                             transport of electricity from
                                             generation sets or grid or bulk
                                             supply points to the point of
                                             delivery to customers, and includes
                                             any electrical plant and meters
                                             associated therewith.

          " megawatt" or "MW"                inc1udes an equivalent megawatt.

          "Pooling and Settlement            means the agreement of that title
          Agreement"                         approved (or to be approved) by the
                                             Secretary of State or by the
                                             Director as from time to time
                                             amended with the approval of the
                                             Director (where so required
                                             pursuant to its terms) and shall
                                             where the context permits include
                                             the Initial Settlement Agreement
                                             approved (or to be approved) by the
                                             Secretary of State (as from time to
                                             time amended with the consent of
                                             the Secretary of State).


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

          "related undertaking"              in relation to the licensee or any
                                             person means any undertaking in
                                             which the licensee or such person
                                             has a participating interest as
                                             defined by Section 260 of the
                                             Companies Act 1985 as substituted
                                             by Section 22 of the Companies Act
                                             1989 and if that section is not in
                                             force at the date of grant of this
                                             licence as if such section were in
                                             force at such date.

          "remote transmission assets"       means any electric lines,
                                             electrical plant or meters owned by
                                             the Transmission Company which (a)
                                             are embedded in the licensee's
                                             system or in the distribution
                                             system of any authorised
                                             electricity operator other than the
                                             Transmission Company and are not
                                             directly connected by lines or
                                             plant owned by the Transmission
                                             Company to a substation owned by
                                             the Transmission Company and (b)
                                             are by agreement between the
                                             Transmission Company and the
                                             licensee or such authorised
                                             electricity operator operated under
                                             the direction and control of the
                                             licensee or such authorised
                                             electricity operator.

          "Retail Price Index"               means the general index of retail
                                             prices published by the Department
                                             of Employment each month in respect
                                             of all items or:

                                             (a) if the index for any month in
                                             any year shall not have been
                                             published on or before the last day
                                             of the third month after such
                                             month, such index for such month or
                                             months as the Director may after
                                             consultation with the licensee
                                             determine to be appropriate in the
                                             circumstances; or

                                             (b) if there is a material change
                                             in the basis of the index, such
                                             other index as the Director may
                                             after consultation with the
                                             licensee determine to be
                                             appropriate in the circumstances.

          "Transmission Company"             means The National Grid Company plc
                                             or any other holder for the time
                                             being of a licence to transmit
                                             electricity in England and Wales
                                             under Section 6(1)(b) of the Act.

          "transmission system"              means the system consisting (wholly
                                             or mainly) of high voltage electric
                                             lines owned or
                                             operated by the Transmission
                                             Company and used for the
                                             transmission of electricity from
                                             one generating station to a
                                             sub-station or to another
                                             generating station or between
                                             substations or to any
                                             interconnector, and includes any
                                             electrical plant and meters owned
                                             or operated by the Transmission
                                             Company in connection with the
                                             transmission of electricity but
                                             shall not include any remote
                                             transmission assets .

          "undertaking"                      bears the meaning ascribed to that
                                             expression by Section 259 of the
                                             Companies Act 1985 as substituted
                                             by Section 22 of the Companies Act
                                             1989 and if that section is not in
                                             force at the date of grant of this
                                             licence as if such section were in
                                             force at such date.

4.   Any reference to a numbered Condition (with or without a suffix letter) or
     Schedule is a reference to the Condition (with or without a suffix letter) or Schedule bearing that number in this licence, and any reference to a numbered paragraph (with or without a suffix letter) is a reference to the paragraph (with or without a suffix letter) bearing that number in the Condition or Schedule in which the reference occurs.

5. In construing the Conditions, the heading or title of any Condition or paragraph shall be disregarded.

6. Where, in the Conditions, any obligation of the licensee is required to be performed within a specified time limit that obligation shall be deemed to continue after that time limit if the licensee fails to comply with that obligation within that time limit

7. The provisions of Section 109 of the Act shall apply for the purposes of the delivery or service of any documents, directions or notices to be delivered or served pursuant to any Condition, and directions issued by the Director pursuant to any Condition shall be delivered or served as aforesaid.


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

             Condition 2: Restriction on supply to certain premises

1. Save as provided in paragraphs 3 and 5 below the licensee shall not during the franchise period supply electricity to any single premises at which the relevant demand in megawatts is below the franchise limit.

2. In determining for the purposes of this Condition whether any single premises falls within the franchise limit the licensee shall have regard to the following bases of assessment:

     (a) in respect of premises occupied by existing customers the relevant demand in megawatts shall be calculated as an average of the maximum monthly demands under normal operating conditions at such single premises supplied by one or more authorised electricity operators and/or the licensee in the three months of highest maximum demand as recorded over the most recent twelve-month period in respect of which figures are available; and

     (b) in respect of premises occupied by a new customer seeking a supply from the licensee the relevant demand in megawatts shall be calculated by reference to the average maximum monthly demand which might reasonably be expected in the three months of highest maximum demand over a twelve-month period at premises having similar demand characteristics to the premises occupied by such new customer.

3. Subject to paragraph 4 below, if at any time during the franchise period the relevant demand in megawatts (calculated in accordance with paragraph 2 above) at any single premises to which a supply is given by the licensee in accordance with the provisions of this Condition should fall below the franchise limit the licensee may, notwithstanding such fact, continue to supply such premises without being in breach of this Condition until such time as:


     (a) any contract existing between the licensee and the customer occupying such premises is determined by effluxion of time or otherwise; or


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     (b)  the supply arrangements between the licensee and the customer occupying such premises shall for any other reason be terminated.

4. Save where the Director otherwise agrees, if (having regard to the basis of assessment referred to in paragraph 2(b) above) the relevant demand in megawatts of a customer who was a new customer at the time of commencement of supply by the licensee should, in the first twelve-month period for which figures are available, prove to be less than was reasonably expected of such customer and to fall below the franchise limit, the licensee shall cease to supply such customer.

5. Not withstanding paragraph 1, the licensee may supply electricity to single premises at which the relevant demand in megawatts is below the franchise limit where such single premises are specified for the purposes of this licence by the Director with the prior approval of the Secretary of State.

6. For the purposes of paragraph 2(a), where the average calculated as there provided, but ignoring for this purpose the reference to normal operating conditions, was no more than 10 per cent. higher than the average (calculated in the same manner) over the twelve-month period preceding the twelve-month period referred to in paragraph 2(a), the maximum monthly demands from which the average was derived shall be presumed to have occurred under normal operating conditions.

7. Any dispute arising under the provisions of this Condition between the licensee and any authorised electricity operator or any person requiring a supply of electricity from the licensee may be referred to the Director and the Director shall determine whether the premises in respect of which the customer requires a supply to be given fall within the franchise limit.

8.   In this Condition:

          "existing customer"                means any person occupying premises
                                             to which a supply is being given by
                                             the licensee or any other
                                             authorised electricity operator,
                                             which


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                                             person (or any affiliate or related
                                             undertaking of such person) and
                                             premises have been supplied for a
                                             clear period of at least 12 months
                                             prior to the date on which
                                             application for supply by the
                                             licensee is made.

          "franchise limit"                  means:

                                             (a) during the four year period
                                             from 31st March, 1990 to 30th
                                             March, 1994 a relevant demand in
                                             megawatts taken at any single
                                             premises which does not exceed one
                                             megawatt; and

                                             (b) during the succeeding four year
                                             period from 31st March,1994 to 30th
                                             March, 1998 a relevant demand in
                                             megawatts taken at any single
                                             premises which does not exceed 0.1
                                             megawatt in each case, having
                                             regard to the bases of assessment
                                             referred to in paragraph 2.

          "franchise period"                 means the period of eight years
                                             commencing on the date this licence
                                             enters into force.


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

          "new customer"                     means any person supplied or
                                             applying for a supply to premises
                                             other than an existing customer.

          "single premises"                  includes in the case of sites or
                                             buildings in multi-occupation, each
                                             area in respect of which the supply
                                             of electricity was as at 31st
                                             December, 1989 or is or is to be
                                             separately metered and the occupier
                                             individually invoiced by the
                                             licensee or any authorised
                                             electricity operator .

     Condition 3: Connection and use of system requirement to offer terms.

1. The licensee shall, subject to paragraphs 6 and 7 below, offer to enter into an agreement with any authorised electricity operator who has made application for use of system:

     (a) to accept into the licensee's system at such entry point and in such quantities as may be specified in the application, electricity to be provided by or for the authorised electricity operator;

     (b) to deliver electricity equal in quantity to that accepted into the licensee's system (less only any distribution losses) from such exit points on that system and in such quantities as may be specified in the application to such person as the authorised electricity operator may specify; and

     (c) containing terms in accordance with paragraphs 3 and 4 below and such other terms and conditions as may be appropriate for the purposes of the agreement in the circumstances in which it is likely to be made.

2. The licensee shall, subject to paragraphs 6 and 7 below, offer terms for a connection and use of system agreement in accordance with paragraph 1 above as soon as practicable and in any event not more than the period specified in paragraph 8 below after receipt by the licensee of an application from the authorised electricity operator containing all such information as the licensee may reasonably require for the purpose of formulating the terms of his offer.

3. The licensee's offer made in accordance with paragraph 1 shall make detailed provision regarding:

     (a) the carrying out of works (if any) required for the construction or modification of the entry point to connect the licensee s system to the transmission system or to any distribution system or in connection with the construction or modification of any exit points for the delivery of the electricity to be distributed as specified in the agreement, and for the obtaining of any consents necessary for such purpose;

     (b) the carrying out of works (if any) for the provision of electrical plant or for the extension or reinforcement of the licensee s system which are required, in the opinion of the licensee, to be undertaken for the provision of use of system to the authorised electricity operator and for the obtaining of any consents necessary for such purpose;

     (c) the installation of appropriate meters or other apparatus (if any) required to enable the licensee to measure electricity being accepted into the licensee's system at the specified entry point and leaving such system at the specified exit points;

     (d) the installation of such switchgear or other apparatus (if any) as may be required for interrupting the use of system should there be a failure by or for an authorised electricity operator to provide electricity at its entry point on the licensee's system for delivery to the person specified by the authorised electricity operator from the exit points on such system;

     (e) the date by which any works required so as to permit access to the licensee's system (including for this purpose any works to extend or reinforce them) shall be completed (time being of the essence unless otherwise agreed by the authorised electricity operator); and

     (f) the charges to be paid by the authorised electricity operator for the provision of electrical plant, for connections to or modification of connections to, or the extension or reinforcement of, the licensee's system and for use of system shall, unless manifestly inappropriate, be set in conformity with paragraph 4 below.

4. The charges referred to in paragraph 3 to be contained in every agreement the subject of an offer by the licensee shall be such that:

     (a) charges for the provision of electrical plant, connection charges, charges for modification of connections or any charges for extension or reinforcement of the licensee's system or for use of system are set at a level which will enable the licensee to recover no more than:

          (i) the appropriate proportion (taking account of the factors referred to in paragraph 5) of the costs directly or indirectly incurred by the licensee; and

          (ii) a reasonable rate of return on the capital represented by such costs;

     (b) charges for the installation of meters, switchgear or other apparatus and for their maintenance shall not exceed the costs thereof and a reasonable rate of return on the capital represented by such cost.

5. For the purpose of determining an appropriate proportion of the costs directly or indirectly incurred in carrying out works, the licensee shall have regard to:

     (a) the benefit (if any) to be obtained or likely in the future to be obtained by the licensee or any other authorised electricity operator as a result of the carrying out of such works whether by virtue of the provision of electrical plant, the reinforcement or extension of the licensee's system, or the provision of additional entry or exit points on such system or otherwise; and

     (b) the ability or likely future ability of the licensee to recoup a proportion of such costs from other authorised electricity operators or other persons.

6. The licensee shall not be obliged pursuant to this Condition to offer to enter into any agreement with an authorised electricity operator to make connections or to provide use of system where, by reason of the capacity of the licensee s system and the use made or reasonably expected to be made of it, the licensee would be required to expand or reinforce the capacity of the licensee's system.

7; The licensee shall not be obliged pursuant to this Condition to offer to enter into any agreement with an authorised electricity operator if:

     (a)  to do so would be likely to involve the licensee:

          (i)   in breach of the Grid Code;

          (ii)  in breach of the Distribution Code;

          (iii) in breach of the Electricity Supply Regulations 1988 or any regulations made under Section 29 of the Act; or

          (iv) in breach of any other enactment relating to safety or standards applicable to the licensee's system; or

     (b) the person making the application does not undertake to be bound, insofar as applicable, by the terms of the Distribution Code or the Grid Code from time to time in force; or

     (c) the person making the application ceases to be an authorised electricity operator.

8.   For the purpose of paragraph 2, the period specified shall be:

     (a)  in the case of persons seeking use of system only, 28 days; and

     (b) in the case of persons seeking connection, modification of an existing connection or use of system in conjunction with connection, three months.

9. The preceding paragraphs of this Condition shall apply mutatis mutandis in the case of any person (not being an authorised electricity operator) who wishes to be connected at an exit point on the licensee s system.

10. The licensee shall within 28 days following receipt of a request from any person, give or send to such person such information in the possession of the licensee as may be reasonably required by such person for the purpose of completing paragraph 8 of Part 1 and paragraphs 2(v) and (vi) of Part 2 of Schedule 2 of The Electricity (Application for Licences and Extensions of Licences) Regulations 1990 or such provisions to like effect contained in any further regulations then in force made pursuant to Section 6(3), 60 and 64(1) of the Act.

     Condition 3A: Connection and use of system - functions of the Director

1. If, after a period which appears to the Director to be reasonable for the purpose, the licensee has failed to enter into an agreement with an authorised electricity operator (or in the case of connection at any exit point, any person) entitled or claiming to be entitled thereto pursuant to an application in accordance with Condition 3, the Director may pursuant to
     Section 7(3)(c) of the Act, on the application of such authorised electricity operator or person or the licensee, settle any terms of the agreement in dispute between the licensee and the authorised electricity operator or person in such manner as appears to the Director to be reasonable having (in so far as relevant) regard, in particular, to the following considerations:

     (a) that the authorised electricity operator or person should pay to the licensee the whole or an appropriate proportion (as determined in accordance with paragraph 5 of Condition 3) of the costs directly or indirectly incurred by the licensee in the carrying out of any works or in providing or doing any other thing under the agreement in question together with a reasonable rate of return on the capital represented by such costs calculated in accordance with the principles set out in paragraph 4 of Condition 3;

     (b) that the performance by the licensee of its obligations under the agreement should not cause it to be in breach of any other Condition of this licence;

     (c) that any methods by which the licensee's system is connected to the transmission system or to any distribution system accords with good engineering principles and practices; and

     (d) that the terms and conditions of agreements entered into by the licensee pursuant to an application in accordance with Condition 3 should be, so far as circumstances allow, as similar in substance and form as is practicable.

2. If the authorised electricity operator or person (as the case may be) wishes to proceed on the basis of the agreement as settled by the Director, the licensee shall forthwith enter into and implement such agreement in accordance with its terms.

                   Condition 4: Compliance with the Grid Code


1. The licensee shall comply with the provisions of the Grid Code in so far as applicable to it.

2. The Director may (following consultation with the Transmission Company) issue directions relieving the licensee of its obligation under paragraph 1 in respect of such parts of the Grid Code and to such extent as may be specified in those directions.

                 Condition 5: Compliance with Distribution Codes

1. The licensee shall comply with the provisions of the Distribution Code of any public electricity supplier in so far as applicable to it.

2. The Director may (following consultation with any public electricity supplier directly affected thereby) issue directions relieving the licensee of its obligation under paragraph 1 in respect of such parts of the Distribution Code of any public electricity supplier and to such extent as may be specified in those directions.

                  Condition 6: Pooling and Settlement Agreement


1. The licensee shall be party to and, within 3 months after the date on which this licence comes into force (or such longer period as may be specified by the Director in directions issued for the purposes of this Condition), shall become a pool member under and shall in either case comply with the provisions of, the Pooling and Settlement Agreement insofar as the same shall apply to it in its capacity as a private electricity supplier.

2. Paragraph 1 shall not apply for so long as the aggregate amounts to be supplied by the licensee and any affiliate or related undertaking of the licensee in its or their capacity as a public or private electricity supplier do not exceed 500 kW.

                     Condition 7: Licensee's system planning

1. The licensee shall plan and develop the licensee's system in accordance with a standard not less than that set out in Engineering Recommendation P.2/5 (October 1978 revision) of the Electricity Council Chief Engineers' Conference in so far as applicable to it or such other standard of planning as the licensee may, following consultation with the Transmission Company and any authorised electricity operator liable to be materially affected thereby and with the approval of the Director, adopt from time to time .

2. The Director may (following consultation with the licensee and, where appropriate, with the Transmission Company and any authorised electricity operator liable to be materially affected thereby) issue directions relieving the licensee of its obligation under paragraph 1 in respect of such parts of the licensee's system and to such extent as may be specified in the directions.

                    Condition 8: Generation security standard

1. The licensee shall make arrangements sufficient to meet the generation security standard.

2. The duty imposed by paragraph 1 shall be discharged either by the licensee's complying with the provisions of paragraph 3 below or by the making by the licensee of such other arrangements as may have been previously approved in writing for the purpose by the Director.

3.   The licensee may discharge the duty imposed by paragraph 1 by:


     (a) for so long as the relevant condition is met, purchasing as a pool member under the terms of the Pooling and Settlement Agreement quantities of electricity which are at all times sufficient to meet the demands of all qualifying customers of the licensee; and


     (b) for so long as the relevant condition is met, and save by reason of planned maintenance undertaken on the licensee s system or in circumstances of force majeure affecting either the licensee s system or the quantities of electricity delivered into that system, not:

          (i)  making voltage reductions outside statutory limits; or

          (ii) interrupting or reducing supplies to any qualifying customer otherwise than as instructed pursuant to the Grid Code by the Transmission Company or in accordance with any applicable Distribution Code.

4. The relevant condition referred to in paragraph 3 is that there should at any relevant time be electricity available to be purchased under the terms of the Pooling and Settlement Agreement at a price less than the ceiling price.

5. The licensee shall upon request by the Director provide to the Director such information as the Director may require for the purpose of monitoring compliance with this Condition and to enable the Director (having regard to his statutory duties) to review the operation of the generation security standard.

6. The provisions of this Condition are without prejudice to the duties of the licensee under the Electricity Supply Regulations 1988.

7.   In this Condition:

          "ceiling price"                    means such price as would be equal
                                             to the Pool Selling Price in
                                             circumstances where the
                                             corresponding Pool Purchase Price
                                             was an amount equal to the Value of
                                             Lost Load.

          "generation security               means such standard of generation
          standard"                          security as will ensure that:

                                             (a) the supply of electricity to
                                             qualifying customers will not be
                                             discontinued in more than 9 years
                                             in any 100 years; and

                                             (b) the voltage or frequency of
                                             electricity supplied to qualifying
                                             customers will not be reduced below
                                             usual operational limits in more
                                             than 30 years in any 100 years by
                                             reason of insufficiency of
                                             electricity generation available
                                             for the purposes of supply by the
                                             licensee to its qualifying
                                             customers at times of annual system
                                             peak demand.

          "Pool Purchase Price"              shall each have the meaning from
          and "Pool                          time to Selling to time ascribed to
          Price"                             them in Schedule 9 to the Pooling
                                             and Settlement Agreement.

          "qualifying customer"              means any purchaser from the
                                             licensee but shall exclude


                                             (a) a contract purchaser under an
                                             interruptible contract or a
                                             contract containing load management
                                             terms to the extent that supplies
                                             to that purchaser may be
                                             interrupted or reduced in
                                             accordance with the terms of that
                                             contract; and

                                             (b) a customer on special tariff
                                             terms which restrict supplies to
                                             particular time periods to the
                                             extent that supplies to that
                                             customer may be interrupted or
                                             reduced in accordance with such
                                             tariff .

          "Value of Lost Load"               means in respect of the first
                                             financial year, the sum of(pound)2
                                             per kWh and, in respect of each
                                             succeeding financial year, the sum
                                             which corresponds to(pound)2 per
                                             kWh as adjusted to reflect
                                             the percentage change in the Retail
                                             Price Index between the index
                                             published or determined in respect
                                             to the December prior to the start
                                             of that financial year and the
                                             index published or determined for
                                             December 1989.

                       Condition 9: Security arrangements

1. The licensee shall comply with the provisions of the Fuel Security Code and such provisions shall have effect as if they were set out in this licence.

                  Condition 10: Health and safety of employees

1. It shall be the duty of the licensee to act together with other licensees to consult with appropriate representatives of the employees for the purpose of establishing and maintaining an appropriate machinery or forum for the joint consideration of matters of mutual concern in respect of the health and safety of persons employed by those licensees.

             Condition 11: Provision of information to the Director

1. Subject to paragraphs 2 and 3, the licensee shall furnish to the Director, in such manner and at such times as the Director may require, such information and shall procure and furnish to him such reports, as the Director may consider necessary in the light of the Conditions or as he may require for the purpose of performing:

     (a)  the functions assigned to him by or under the Act; and

     (b)  any functions transferred to him under the Act.

2. The licensee may not be required by the Director to furnish him under this Condition with information for the purpose of the exercise of his functions under Section 48 of the Act.

3. The licensee may not be required by the Director to furnish him under this Condition with any information required in relation to an enforcement matter which the licensee could not be compelled to produce or give under
     Section 28(3) of the Act.

4. The power of the Director to call for information under paragraph 1 is in addition to the power of the Director to call for information under or pursuant to any other Conditions.

5. In paragraphs 1 to 4, "information" shall include any documents, accounts, estimates, returns or reports (whether or not prepared specifically at the request of the Director) of any description specified by the Director.

6. The licensee shall, if so requested by the Director, give reasoned comments on the accuracy and text of any information and advice (so far as relating to the supply of electricity authorised by this licence) which the Director proposes to publish pursuant to Section 48 of the Act.

                          Condition 12: Payment of fees

1. The licensee shall, at the times stated hereunder, pay to the Secretary of State fees of the amount specified in, or determined under, the following paragraphs of this Condition.

2. Within 30 days after the grant of this licence but, in any event, before 8th July, 1990, the licensee shall pay to the Director an initial fee of (pound)250.

3. In respect of the year beginning on 1st April in 1991 and in each subsequent year, the licensee shall pay to the Director a fee which is the aggregate of the following amounts:

     (a) an amount which is a proportion as determined by the Director of the amount estimated by the Director, according to a method which has previously been disclosed in writing to the licensee, as likely to be his costs during the coming year in the exercise of his general functions under the Act in relation to the holders of licences granted by the Secretary of State or the Director under Section 6(1) and 6(2) of the Act;

     (b) an amount which is a proportion as determined by the Director of the amount estimated by the Director (in consultation with the Monopolies Commission) as having been incurred in the calendar year immediately preceding the 1st April in question by the Monopolies Commission in connection with references made to it under Section 12 of the Act with respect to this licence or any other licence issued under Section 6(2) of the Act; and

     (c) the difference (being a positive or a negative amount), if any, between:

          (i) the amount of the fee paid by the licensee in respect of the year immediately preceding the 1st April in question; and

          (ii) the amount which that fee would have been in respect of that year had the amount comprised therein under sub-paragraph (a) above (or, where that period commenced on 8th June, 1990 the amount attributable to the matters referred to in that sub-paragraph) been calculated by reference to the total costs of the Director and the proportion thereof actually attributable to the licensee (such total costs being apportioned as determined by the Director according to a method previously disclosed in writing to the licensee)

and the fee shall be paid by the licensee to the Director within one month of the Director giving notice to the licensee of its amount if that notice is given within six months of the beginning of the year in respect of which the fee is payable.

                                   SCHEDULE 1

                               Specified premises


All non-domestic premises having a maximum demand over 1MW in the authorised areas as at 31 March 1990 of the following public electricity suppliers:

East Midlands Electricity plc

Eastern Electricity plc

London Electricity plc

MANWEB plc

Midlands Electricity plc

Northern Electricity plc

NORWEB plc

SEEBOARD plc

Southern Electric plc

South Wales Electricity plc

South Western Electricity plc


          proceedings relating to any such application are finally determined;


     (d) if the licensee fails to comply with any order made by the Secretary of State under Section 56, 73, 74 or 89 of the Fair Trading Act 1973 or under Section 10(2)(a) of the Competition Act 1980;

     (e)  if the licensee:

          (i) has not within 5 years after the date of this licence commenced the supply of electricity to any of the premises specified in
               Schedule 1 above; or

          (ii) has ceased to supply electricity to all those premises for a period of 5 years;

     (f)  if the licensee:

          (i) is unable to pay its debts (within the meaning of Section 123(1) or (2) of the Insolvency Act 1986, but subject to paragraph 2 of this Schedule) or has any voluntary arrangement proposed in relation to it under Section 1 of that Act or enters into any scheme of arrangement (other than for the purpose of reconstruction or amalgamation upon terms and within such period as may previously have been approved in writing by the Director);

          (ii) has a receiver (which expression shall include an administrative receiver within the meaning of Section 251 of the Insolvency Act
               1986) of the whole or any


3. The provisions of Section 109 of the Act shall apply for the purposes of the service of any notice under this Schedule.